                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 2004





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


             Minnesota                         0-25620                 41-1459569
  (State or other jurisdiction of     (Commission file number)      (I.R.S. Employer
           incorporation)                                          Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Item 7.           Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit

                  99           Press release dated April 22, 2004

Item 12.          Results of Operations and Financial Condition.

                  On April 22, 2004, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three months ended March 31, 2004. In addition, the press release contained information regarding a conference call to be held April 22, 2004 during which ASV intends to discuss its financial results for the three months ended March 31, 2004 and its outlook for the balance of fiscal 2004.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004



                                   A.S.V., Inc.


                                   By: /s/ Gary Lemke
                                      ------------------------------------------
                                       Its:  President
                                           -------------------------------------





                                  EXHIBIT INDEX

          Exhibit     Description of Exhibit
             99     Press release dated April 22, 2004